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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                   FORM 8-K

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                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           March 1, 2001
                                                 ------------------------------


                                 VOXWARE, INC.
                                 -------------
            (Exact Name of Registrant as Specified in its Charter)


           Delaware                 0-21403           36-3934824
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(State or Other Jurisdiction      (Commission       (IRS Employer
     of Incorporation)            File Number)    Identification No.)


  168 Franklin Corner Road, Lawrenceville, NJ                    08648
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(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:       (609) 514-4100
                                                     --------------------------


                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS

     On March 1, 2001, Voxware, Inc. (the "Company") issued the press release filed herewith as Exhibit 99.1 with respect to the Company's delisting from the Nasdaq National Market and the Company's immediate listing on the OTC Bulletin Board.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS.

         Exhibit 99.1   Press Release dated March 1, 2001.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         VOXWARE, INC.



Date: March 1, 2001      By: /s/ Nick Narlis
                            -------------------------------------------------
                         Name:  Nick Narlis
                         Title: Senior Vice President and Chief Financial
                                Officer
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                                 EXHIBIT INDEX
                                 -------------


     99.1 Press release dated March 1, 2001.